°

✓ ✓ ✓ ✓ ✓

∆ ∆ ∆

Reconciliation of net income to adjusted EBITDA ($mm) Net sales Net income (loss) Adjusted to exclude the following: Change in FV of warrant liability Change in FV of earn-out shares liability Amortization expense Gain / loss on disposal of assets Stock-based compensation expense Other expense (income) Management fees1 Transaction related costs2 Other non-recurring and one-time fees3 Aaaregate adjustment for income taxes Adiusted net income (loss) Depreciation expense Interest expense Foreign currency (gain) loss, net Remaininq benefit for income taxes Adjusted EBITDA Adjusted EBITDA margin Three months ended September 30, 2022 2021 _ $_8_8:8_ $68.1 $0.1 ($215.1) (4.3) 3.9 4.7 7.4 (2.5) 2.6 (4.0) $8.0 2.0 3.4 (0.0) 3.2 $16.5 18.6% 199.3 10.6 3.5 5.1 (O.O) 1.2 0.5 (2.4) $2.5 1.0 0.5 0.4 1.3 $5.8 8.5% Year ended 12/31/21 $260.1 ($375.1) 277.3 47.1 13.3 12.4 4.5 0.2 34.9 4.0 (14.1) $4.5 4.5 11.8 0.1 11.8 $32.7 12.6% Note: Figures may not foot due to rounding; Periods for the three months ended September 30, 2022 and September 30, 2021 are unaudited. l. Represents quarterly management fees paid to the majority shareholder of Hydra Facial based on a pre-determined formula. Following the Business Combination, these fees are no longer paid. 2. For the three months ended September 30, 2021, such amount primarily represent direct costs incurred in relation to potential acquisitions. For the year ended December 31, 2021 such amount primarily represents direct costs incurred with the Business Combination, including $21.0 million paid to the former owner of HydraFacial, and to prepare HydraFacial to be marketed for sale by HydraFacial's shareholders in previous periods. 3. For the three months ended September 30, 2022, such costs primarily represent a write-off related to the discontinued Glow 8 Go pilot program. For the three months ended September 30, 2021, such costs primarily represent one-time retention awards related to the distributor acquisitions. For the year ended December 31, 2021, such costs primarily represent recruiting fees for executive officers, severance and one-time retention awards related to the distributor acquisitions. 35 + BEAUTYHEALTH'"



BEAUTYHEALTH™

Q3 2022 Earnings Presentation

November 2022

Disclaimer

This Presentation contains certain forward-looking statements. These statements may relate to, but are not limited to, expectations of future operating results or financial performance of The Beauty Health Company (the "Company"), the calculation of certain key financial and operating metrics, capital expenditures, the introduction of new products, expansion into new markets and the ability to execute certain strategic initiatives. Some of the forward-looking statements can be identified by the use of forward-looking words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "outlook," "forecast" and other similar expressions. These are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this Presentation, and may include, without limitation, changes in general economic conditions as a result of COVID-19, all of which are subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute the Company's judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause the Company's actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions we believe to be reasonable, there is no assurance that the expected results will be achieved. Many factors could adversely affect our business and financial performance. We discussed a number of material risks in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2022 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In addition to results determined in accordance with accounting principles generally accepted in the United States of America (GAAP), management utilizes certain non-GAAP financial measures such as adjusted gross margin, adjusted EBITDA, and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when reviewed collectively with our GAAP financial information, provide useful supplemental information to investors in assessing our operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to non-recurring, unusual items.

Management uses adjusted gross margin to measure profitability and the ability to scale and leverage the costs of Delivery Systems and Consumables. The continued growth of Delivery Systems is expected to improve adjusted gross margin, as additional Delivery Systems sold will increase our recurring Consumables net sales, which has higher margins. Management believes adjusted gross profit and adjusted gross margin are useful measures to the Company and its investors to assist in evaluating operating performance because they provide consistency and direct comparability with past financial performance and between fiscal periods, as the metrics eliminate the effects of amortization and depreciation, which are non-cash expenses that may fluctuate for reasons unrelated to overall continuing operating performance. Adjusted gross margin has been and will continue to be impacted by a variety of factors, including the product mix, geographic mix, direct vs. indirect mix, the average selling price on Delivery Systems, and new product launches. Management expects adjusted gross margin to fluctuate over time depending on the factors described above.

Management uses adjusted EBITDA and adjusted EBITDA margin to facilitate internal comparisons of historical operating performance on a more consistent basis and uses these measures for business planning purposes. Management also believes this information will be useful for investors to facilitate comparisons of operating performance and better identify trends in the business. Management expects adjusted EBITDA margin to increase over the long-term, as the Company continues to scale and achieve greater operating leverage. The Company calculates adjusted EBITDA as net income (loss) adjusted to exclude: change in fair value of public and private placement warrants, change in fair value of earn-out shares liability, other expense, net; interest expense; income tax benefit (expense); depreciation and amortization expense; stock-based compensation expense; foreign currency (gain) loss; management fees incurred from historical private equity owners; one-time or non-recurring items such as transaction costs (including transactions costs with respect to the Business Combination); and restructuring costs (including those associated with COVID-19).

The Company does not provide a reconciliation of its expected fiscal 2022 adjusted EBITDA to net income (loss), the most directly comparable forward looking GAAP financial measure, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which cannot be done without unreasonable efforts, including adjustments that could be made for changes in fair value of warrant liabilities, integration and acquisition-related expenses, amortization expenses, non-cash stock-based compensation, gains/losses on foreign currency, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company's expected fiscal 2022 adjusted EBITDA is merely an outlook and is not a guarantee of future performance. Stockholders should not rely or place an undue reliance on such forward-looking statements.

Today's agenda

Opening remarks



Andrew Stanleick
President &
Chief Executive Officer

Q3 2022 results & outlook



Liyuan Woo
Chief Financial Officer

Q&A





Opening remarks

Andrew Stanleick
President & Chief Executive Officer

BEAUTYHEALTH™

Top line Q3 results exceed expectations despite macroeconomic environment

Strong top line	Mid double-digit net sales growth in every region	Updating 2022 guidance
$88.8mm net sales *+30% growth YoY* $16.5mm adjusted EBITDA[1] *($0.1mm GAAP net income)*	YoY growth: Americas: +30% APAC: +44% EMEA: +21%	$360 - $365mm net sales $45 - $50mm adjusted EBITDA[2]

Continued confidence in long-term execution plan

1. Non-GAAP measure; refer to appendix for reconciliation of most appropriate GAAP measure.
2. Our achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in our filings with the SEC. The plan does not take into account the impact of any unanticipated developments in the business or changes in the operating environment, nor does it take into account the impact of our acquisitions, dispositions or financings during 2022. Our plan assumes a largely reopened global market, which would be negatively impacted if closures or other restrictive measures persist or are reimplemented.

Continued progress against our 5-point Master Plan

1. Expand footprint
2. Invest in providers
3. Drive brand awareness
4. Build global infrastructure
5. M&A

5-point Master Plan

1

- Expand footprint
- Invest in providers
- Drive brand awareness
- Build global infrastructure
- M&A

Delivery systems sold YTD have already surpassed 2021's record year, with one quarter still to go

Annual delivery systems sold



Average selling price
4,103
2,647
6,191
6,447
$22,080
+7%
$23,640
2019
2020
2021
2022YTD (9/30)

Demonstrated demand and pricing power

Continuing to win omnichannel distribution globally

MEDSPA


ever/body



HOSPITALITY

1 hanalei bay

THE MIAMI BEACH EDITION

THE LANDMARK
MANDARIN ORIENTAL
HONG KONG

RETAIL



SEPHORA
Sephora's first Store of the Future in Singapore



DOUGLAS
Launch in Düsseldorf luxury flagship

5-point Master Plan

2

Expand footprint

Invest in providers

Drive brand awareness

Build global infrastructure

M&A

BEAUTYHEALTH™

National Esthetician Day in Times Square


National
Esthetician
Day
TSX


hydrafacial
hydrafacial
hydrafacial
TSX

1,400,000

impressions in just two days!

BEAUTYHEALTH

Hydrafacial is a top educator of estheticians worldwide



hydrafacial
hydrafacial COMPANY

35,000+
Aestheticians trained



London
Chicago
NYC
Now Paris!
Frankfurt
Shanghai
Tokyo
Dallas
Madrid
Los Angeles
Mexico City
Now Singapore!
Sydney

13
Experience Centers

Cultivating relationships with estis from the start at aesthetic schools


FACE LIFE
FACE FIRST
hydrafacial



80+

aesthetic schools
with a Hydrafacial presence

Favorable pricing

on refurbished Elite devices for schools and new graduates

Advance access

to training courses and accreditations

5-point Master Plan

3

Expand footprint

Invest in providers

Drive brand awareness

Build global infrastructure

M&A

Consumer interest in Hydrafacial continues to grow

Earned Media Value[1] ($mm)



$6.0
$5.9
$7.8
$9.0
FY 2019
FY 2020
FY 2021
FY 2022 YTD (09/30)

Already a record year for EMV

FY 2022 YTD EMV has already surpassed FY 2021 by +15%

Worldwide Google search trends



Interest over time
Q3 2022 average
Jan-19
Oct-19
Jul-20
Mar-21
Dec-21
Sep-22

+13%

3Q YoY search trend growth

Source: Tribe Dynamics and Google.
1. Earned Media Value is a proprietary metric published by Tribe Dynamics used as an influencer marketing metric to quantify the value of social media content.

BEAUTYHEALTH

JLo is our most successful booster drop to date




JLO BEAUTY
Delivered By
hydrafacial
JLO BEAUTY BOOSTER

360°
marketing launch

185mm
Impressions and counting!

Sold out
day 1 pre-sale goal

+42%
sales spike on launch day

BEAUTYHEALTH™

Growing the industry's **only** booster portfolio

Awareness-driving partnerships


JLO BEAUTY
hydrafacial
JLO BEAUTY
hydrafacial

Award-winning formulas


Murad
CLARIFYING BOOSTER
for HydraFacial
hydrafacial
CLARIFYING BOOSTER
HOLY GRAIL
COSMOPOLITAN
2022
ACNE AWARDS

Physician-endorsed boosters

Dr Dennis Gross


GLYTONE

Cutting-edge science and R&D



BEAUTYHEALTH

Expanding the GLOWvolution tour to EMEA and APAC


hydrafacial
Berlin, are you ready to glow?
Hydrafacial
hydrafacial
#GLOWVOLUTION
ASIA 2022 TOUR
ハイドラフェイシャルが日本各地にやってきます！
＃GLOWvolution イベントで
ハイドラフェイシャル トリートメントに
ご参加ください！

15 cities globally, millions of consumers

5-point Master Plan

4

Expand footprint

Invest in providers

Drive brand awareness

Build global infrastructure

M&A

Creating the infrastructure to profitably scale future growth

- ✓ Appointed EVP, Global Operations
- ✓ Expanding in-region production in China
- ✓ Advanced value engineering projects
- ✓ Instituting SOX compliance
- ✓ ERP rollout on track


hydrafacial

5-point Master Plan

5

Expand footprint

Invest in providers

Drive brand awareness

Build global infrastructure

M&A

Our vision is to accelerate the BeautyHealth platform through M&A

Differentiated product or service / high Net Promoter Score

Complementary to our existing platform and community, leveraging the trusted aesthetician

Financially attractive profile via compelling revenue growth, recurring revenue characteristics and / or profitability


Beauty
Wellness
Aesthetics
Health

Our M&A philosophy



Identify gaps in bundle
Acquire digestible asset
Integrate and realize synergies

No predetermined timeline for transaction

Prudent approach and opportunistic philosophy rather than time-based





Q3 2022 results & outlook

Liyuan Woo
Chief Financial Officer

BEAUTYHEALTH™

Q3 2022 financial highlights

Net sales by segment ($mm)



Delivery Systems
Consumables
Trade-Ups[1]
$34.7
17.7
17.0
$42.3
21.4
20.9
$39.6
20.6
19.0
$49.9
25.4
24.5
$47.5
21.9
25.7
$66.5
31.6
34.9
$68.1
32.0
36.2
$77.9
35.2
42.7
$75.4
33.8
41.6
$103.5
23.3
$80.2
38.8
41.5
$88.8
39.7
49.1

% YoY growth	Q1 19	Q2 19	Q3 19	Q4 19	Q1 21[2]	Q2 21[2]	Q3 21[2]	Q4 21[2]	Q1 22	Q2 22	Q3 22
Delivery Systems					51%	67%	90%	74%	62%	85%	36%
Consumables					23%	48%	55%	39%	54%	23%	24%
Net sales					**37%**	**57%**	**72%**	**56%**	**59%**	**56%**	**30%**

1. Trade-Up revenue only disaggregated in Q2 22.
2. Year-over-year growth for 2021 periods is compared to 2019. The Company believes 2019 is a more meaningful comparison than 2020 given the pandemic disruption in 2020.

BEAUTYHEALTH

Q3 2022 financial highlights (cont'd)

Net sales by region ($mm)



Americas
APAC
EMEA
Trade-Ups[1]
$34.7
5.8
2.5
26.5
Q1 19
$42.3
7.8
2.8
31.8
Q2 19
$39.6
6.5
3.3
29.8
Q3 19
$49.9
8.4
7.3
34.2
Q4 19
$47.5
7.5
8.8
31.3
Q1 21[2]
$66.5
11.4
12.4
42.7
Q2 21[2]
$68.1
12.6
10.5
45.0
Q3 21[2]
$77.9
15.5
12.0
50.4
Q4 21[2]
$75.4
17.9
12.9
44.6
Q1 22
$103.5
23.3
$80.2
17.8
10.4
52.1
Q2 22
$88.8
15.3
15.1
58.4
Q3 22

% YoY growth	Q1 19	Q2 19	Q3 19	Q4 19	Q1 21[2]	Q2 21[2]	Q3 21[2]	Q4 21[2]	Q1 22	Q2 22	Q3 22
Americas					18%	34%	51%	47%	43%	77%	30%
APAC					252%	344%	218%	64%	47%	(17%)	44%
EMEA					29%	46%	94%	84%	140%	56%	21%
Total					**37%**	**57%**	**72%**	**56%**	**59%**	**56%**	**30%**

1. Trade-Up revenue only disaggregated in Q2 22.
2. Year-over-year growth for 2021 periods is compared to 2019. The Company believes 2019 is a more meaningful comparison than 2020 given the pandemic disruption in 2020.

Q3 2022 key performance indicators

24,473

Install Base

1,860

Delivery Systems Sold

$25,947

Delivery System ASP[1]


hydrafacial

1. Average Selling Price.

Q3 2022 financial highlights (cont'd)

Gross margin and adjusted gross margin[1]



67.6%
69.3%
71.5%
75.1%
Q3 2021
Q3 2022
Q3 2021
Q3 2022
GAAP gross margin
Adjusted gross margin[1]

Net income (loss) and adjusted net income (loss)[1]

($mm)



($215.1)
$0.1
$2.5
$8.0
Q3 2021
Q3 2022
Q3 2021
Q3 2022
Net income (loss)
Adjusted net income (loss)[1]

Adjusted EBITDA[1]

($mm)



% margin
$5.8
8.5%
$16.5
18.6%
Q3 2021
Q3 2022

1. Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure.

2022 outlook: demonstrated track record of execution

Strong track record of net sales outperformance

($mm)



Consensus estimate
Net sales
$44.1 $47.5
$49.2 $66.5
$58.0 $68.1
$71.1 $77.9
$68.1 $75.4
$83.9 $103.5
$80.7 $88.8
Q1 21
+7.8%
Q2 21
+35.2%
Q3 21
+17.5%
Q4 21
+9.5%
Q1 22
+10.7%
Q2 22
+23.4%
Q3 22
+10.0%

Net sales outlook

($mm)



$181
$200
$235
$250
$260
$250
$320 - $330
$330 - $340
$340 - $350
$360 - $365
Dec-20
May-21
Aug-21
Nov-21
2021A
Dec-20
Feb-22
May-22
Aug-22
Nov-22
2021 Outlook as of
2022 Outlook as of

Adjusted EBITDA[1] outlook

($mm)



$33
+38% – +53% YoY growth
$45 - $50
2021 Actual
2022 Outlook

Source: FactSet complied consensus; Note: figures may not foot due to rounding.

1. Non-GAAP measure. Our achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in our filings with the SEC. The plan does not take into account the impact of any unanticipated developments in the business or changes in the operating environment, nor does it take into account the impact of our acquisitions, dispositions or financings during 2022. Our plan assumes a largely reopened global market, which would be negatively impacted if closures or other restrictive measures persist or are reimplemented.

BEAUTYHEALTH™

Q3 2022 cost detail

($mm)	Q3 2022	Q3 2021	Δ Q3 2021	% net sales Q3 2022	% net sales Q3 2021	% net sales Δ Q3 2021	Δ Q3 2021 Commentary
Gross Profit	$61.6	$46.1	+$15.5	69.3%	67.6%	+1.7%	Increase in fixed cost leverage associated with higher volume and stronger realized delivery systems pricing, partly offset by headwinds from global supply chain challenges, inflationary pressures and FX rates
Selling & Marketing	39.8	30.5	+9.3	44.8%	44.7%	+0.1%	Increase in sales commissions as a result of higher sales, planned marketing programs and personnel-related expenses[1]
G&A	23.8	19.2	+4.6	26.8%	28.2%	(1.4%)	Increase in stock-based compensation, personnel-related expenses[1] and recruiting & other professional fees
R&D	2.2	1.9	+0.3	2.4%	2.8%	(0.3%)	Increased spend in personnel-related expenses[1] and additional investments in data infrastructure

Note: calculations may not foot due to rounding.

1. Increases in personnel-related expenses during the quarter were partially offset by a reduction in the accrual for estimated bonus expenses, which were originally accrued at 200% of target amounts.

Q3 2022 balance sheet highlights

Cash and Cash Equivalents	✦ Approximately $684.2 million cash and cash equivalents on balance sheet
Warrants	✦ Approximately 7.0 million Private Warrants outstanding[1]
Convertible Debt	✦ $750.0 million 1.25% convertible notes due 2026 ✦ Use of proceeds: capped call transaction, potential future acquisitions, working capital expenditures, and general corporate purposes ✦ Conversion price of $31.76; capped call agreement provides dilution protection up to $47.94
Revolving Credit Facility	✦ $50.0 million Senior Secured Credit Facility remains undrawn; current undrawn commitment fee of 25 bps ✦ Allows flexibility for future M&A; ex-US operations unencumbered; convertible debt excluded from covenants
Shares Outstanding	✦ Approximately 143.2 million current shares outstanding[1] ✦ $100 million Accelerated Share Repurchase program expected to be completed by the end of Q1 2023 ✦ Additional $100 million share buyback authorization remaining

1. As of 09/30/22.



Andrew Stanleick

President & Chief Executive Officer



Liyuan Woo

Chief Financial Officer

Q&A


hydrafacial
hydrafacial
THE BEST SKIN OF YOUR LIFE
@hydrafacialuk
#hydrafacialLDN

Appendix

BEAUTYHEALTH™

Reconciliation of gross margin to adjusted gross margin

Unaudited ($mm)	Three months ended September 30, 2022	2021
Net sales	$88.8	$68.1
Cost of sales	27.2	22.1
Gross profit (GAAP)	$61.6	$46.1
Gross margin (GAAP)	69.3%	67.6%
Adjusted to exclude the following:		
Stock-based compensation expense included in cost of sales	0.2	0.1
Depreciation and amortization expense included in cost of sales	2.8	2.6
Write-off of discontinued product[1]	2.0	-
Adjusted gross profit	**$66.6**	**$48.7**
Adjusted gross margin	**75.1%**	**71.5%**

Note: Figures may not foot due to rounding.
1. Represents a one-time write-off primarily related to the discontinued Glow & Go pilot program.

Reconciliation of net income to adjusted EBITDA

($mm)	Three months ended September 30, 2022	2021	Year ended 12/31/21
Net sales	$88.8	$68.1	$260.1
Net income (loss)	$0.1	($215.1)	($375.1)
Adjusted to exclude the following:	-		
Change in FV of warrant liability	(4.3)	199.3	277.3
Change in FV of earn-out shares liability	-	10.6	47.1
Amortization expense	3.9	3.5	13.3
Gain / loss on disposal of assets	4.7		
Stock-based compensation expense	7.4	5.1	12.4
Other expense (income)	(2.5)	(0.0)	4.5
Management fees[1]	-	-	0.2
Transaction related costs[2]	-	1.2	34.9
Other non-recurring and one-time fees[3]	2.6	0.5	4.0
Aggregate adjustment for income taxes	(4.0)	(2.4)	(14.1)
Adjusted net income (loss)	**$8.0**	**$2.5**	**$4.5**
Depreciation expense	2.0	1.0	4.5
Interest expense	3.4	0.5	11.8
Foreign currency (gain) loss, net	(0.0)	0.4	0.1
Remaining benefit for income taxes	3.2	1.3	11.8
Adjusted EBITDA	**$16.5**	**$5.8**	**$32.7**
Adjusted EBITDA margin	**18.6%**	**8.5%**	**12.6%**

Note: Figures may not foot due to rounding; Periods for the three months ended September 30, 2022 and September 30, 2021 are unaudited.
1. Represents quarterly management fees paid to the majority shareholder of HydraFacial based on a pre-determined formula. Following the Business Combination, these fees are no longer paid.
2. For the three months ended September 30, 2021, such amount primarily represent direct costs incurred in relation to potential acquisitions. For the year ended December 31, 2021 such amount primarily represents direct costs incurred with the Business Combination, including $21.0 million paid to the former owner of HydraFacial, and to prepare HydraFacial to be marketed for sale by HydraFacial's shareholders in previous periods.
3. For the three months ended September 30, 2022, such costs primarily represent a write-off related to the discontinued Glow & Go pilot program. For the three months ended September 30, 2021, such costs primarily represent one-time retention awards related to the distributor acquisitions. For the year ended December 31, 2021, such costs primarily represent recruiting fees for executive officers, severance and one-time retention awards related to the distributor acquisitions.